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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 5, 2006

                              WILLBROS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
                 (State or Other Jurisdiction of Incorporation)

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
         1-11953                                           98-0160660
(Commission File Number)                       (IRS Employer Identification No.)

    Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama,
                               Republic of Panama
               (Address of Principal Executive Offices) (Zip Code)

                                 +50-7-213-0947
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 5, 2005, Willbros Group, Inc. (the "Company") entered into a Fifth
Amendment and Waiver (the "Fifth Amendment"), by and among the Company, designated subsidiaries of the Company, the financial institutions parties thereto and Calyon New York Branch (formerly known as Credit Lyonnais New York
Branch), as administrative agent for the banks (the "Agent"), which amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended and modified (the "Credit Agreement"), among the Company, designated subsidiaries of the Company, the several financial institutions from time to time parties thereto as banks, Calyon New York Branch and CIBC, Inc.

     Among other things, the Fifth Amendment:

- waives the requirement to deliver 2005 year-end financial statements to the Agent by March 31, 2006; provided that the Company must deliver such financial statements to the Agent no later than June 22, 2006;

- waives the requirement that the Company's capital expenditures for the quarter ended December 31, 2005 may not exceed $7.5 million;

- adds a new covenant pursuant to which capital expenditures for the two quarters ended March 31, 2006 may not exceed $17.5 million in the aggregate;

- provides that the financial statements which the Company is required to provide to the Agent may be accompanied by the opinion of GLO CPAs, LLP, the Company's new independent registered public accounting firm, or another firm acceptable to the Agent; and

- modifies the requirement for the Company to maintain designated minimum levels of "Adjusted EBITDA." For the period beginning on October 1, 2005 and ended on March 31, 2006, the minimum level of Adjusted EBITDA is revised from $24.0 million to $18.0 million. For the period beginning on October 1, 2005 and ending on April 30, 2006, the minimum level of Adjusted
     EBITDA is revised from $28.0 million to $20.0 million. For the period beginning on October 1, 2005 and ending on May 31, 2006, the minimum level of Adjusted EBITDA is revised from $32.0 million to $22.0 million.

     Other than in respect of the Credit Agreement and the Fifth Amendment, there are no material relationships between the Company, its subsidiaries, the Agent, the banks and their respective affiliates, except that some of the banks and their affiliates have engaged and may engage in commercial and investment banking transactions with the Company in the ordinary course of business, and also provide or have provided advisory and financial services to the Company. In addition, JPMorgan Chase Bank, N.A.(successor to JPMorgan Chase Bank), one of the lenders under the Credit Agreement, currently serves as trustee under the indenture for the Company's 2.75% convertible senior notes.

     The banks will receive customary fees for these transactions.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) The following exhibit is filed herewith:

          10 Fifth Amendment and Waiver to Credit Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLBROS GROUP, INC.


Date: April 12, 2006                    By: /s/ Warren L. Williams
                                            ------------------------------------
                                            Warren L. Williams
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer


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                                  EXHIBIT INDEX

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
Exhibit No.   Description
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
10            Fifth Amendment and Waiver to Credit Agreement.


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